UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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15. November 2010

Caterpillar-Kontakt:

Jim Dugan

Corporate Public Affairs

+1 309-494-4100

dugan_jim@cat.com

Caterpillar-Kontakt: Europa

Eric Amstutz

Tel.: +41 22 849 4466

Mobil: +41 78 833 44 66

amstutz_eric_m@cat.com

Bucyrus-Kontakt:

Shelley M. Hickman

Director Global Communications

+1 414-768-4599

shickman@bucyrus.com

Zur sofortigen Freigabe:

Caterpillar übernimmt Bucyrus und schafft ein Unternehmen für

Bergbaumaschinen mit einem beispiellosen Produktsortiment und

Kundendienst – beide Unternehmen ergänzen sich hervorragend und rechnen mit hohen Synergieeffekten

Peoria, Illinois und South Milwaukee, Wisconsin – Caterpillar Inc. (NYSE: CAT) und Bucyrus International, Inc. (Nasdaq: BUCY) gaben heute bekannt, dass sie einen Vertrag zur Übernahme von Bucyrus International für ca. 8,6 Milliarden US-Dollar (inkl. Nettoverschuldung) durch Caterpillar geschlossen haben. Mit der Übernahme folgt Caterpillar seinem zentralen strategischen Anspruch zum Ausbau der Führung in der Baumaschinenbranche und kann so vom soliden langfristigen Ausblick für Rohstoffe profitieren, dessen Entwicklung vom rasant steigenden Wachstum in den Schwellenländern angekurbelt wird, in denen die Infrastruktur verbessert, die Stadtentwicklung vorangetrieben und die Wirtschaft industrialisiert wird.

Laut den Bedingungen dieser Transaktion, die von den Aufsichtsräten beider Unternehmen genehmigt wurde, erhalten Bucyrus-Aktionäre 92 US-Dollar je Aktie, insgesamt 7,6 Milliarden US-Dollar in Barmitteln. Darin enthalten ist ein Aufschlag auf den Aktienkurs von Bucyrus in Höhe von 32 Prozent per 12. November 2010. Caterpillar finanziert die Übernahme durch eine Kombination aus Barmitteln aus der Bilanz, Fremdkapital und bis zu 2 Milliarden US-Dollar Eigenkapital. Die Übernahme wird voraussichtlich Mitte 2011 abgeschlossen. Caterpillar beabsichtigt, den Hauptsitz des Unternehmens für Bergbaumaschinen in South Milwaukee, Wisconsin anzusiedeln, wo sich derzeit die Konzernzentrale von Bucyrus befindet, sowie die Marke Bucyrus für die bewährten Bucyrus-Produkte zu erhalten.

„Unsere Kunden bitten uns seit Jahren um den Ausbau von Produktangebot und Service, damit wir ihren zunehmend komplexen Bedürfnissen gerecht werden können“, sagte Doug Oberhelman, Vorsitzender und CEO von Caterpillar. „Mit der Übernahme geben wir diesen Kunden ein deutliches Zeichen: wir haben euch gehört. Aber sie ist auch ein eindeutiges Bekenntnis, dass wir an die guten Aussichten der Bergbaubranche glauben. Unsere Strategie ist auf disziplinierte Investitionen in attraktiven Branchen für unser Produkt- und Dienstleistungsmodell ausgerichtet“, so Oberhelman. „Durch unsere Performance während der Weltwirtschaftskrise 2008-2009 können wir auf einer starken Bilanz aufbauen und strategische Investitionen in Unternehmen wie Bucyrus tätigen. Diese und weitere Übernahmen aus jüngerer Zeit werden Caterpillar in die Position des Branchenführers rücken und sich für Aktionäre, Kunden und Mitarbeiter positiv auswirken.”

Tim Sullivan, Präsident und CEO von Bucyrus äußerte, dies sei „eine ausgezeichnete und finanziell überzeugende Transaktion für unsere Aktionäre. Insbesondere zeugt diese von dem enormen Wert, den unsere Mitarbeiter im Laufe der letzten Jahre geschaffen haben, aber auch von der Stärke unserer Marke im globalen Markt für Bergbaumaschinen. Ich bin überzeugt, dass wir mit Caterpillar einen hervorragenden Partner gefunden haben. Caterpillar ist ein erstklassiges Unternehmen von Weltrang, das sich, genauso wie wir, für innovative Produkte und einen besonderen Service für Kunden, für die Schaffung einer gemeinschaftlichen und sicheren Arbeitsumgebung für Mitarbeiter und für eine möglichst geringe Umweltbelastung einsetzt. Wir freuen uns, dass Caterpillar sich für Milwaukee als Hauptsitz seines Bergbauunternehmens entschlossen hat, und sind überzeugt, dass die neue globale Unternehmensbasis außerordentlich gut positioniert ist, um von den beträchtlichen Wachstumsmöglichkeiten dieses Markts in den kommenden Jahren zu profitieren.“

Der Abschluss des Geschäfts hängt von der Zustimmung der Aufsichtsbehörden, den üblichen Abschlussbedingungen und der Genehmigung durch die Bucyrus-Aktionäre ab. Wenn es soweit ist, wird Steve Wunning, Group President des Caterpillar-Konzerns, neben seiner derzeitigen Verantwortung für die Bergbausparte auch die Leitung von Bucyrus übernehmen.

„Schon heute greifen Kunden im Bergbau auf der ganzen Welt zu Bucyrus-Baggern, um Caterpillar-Lkw zu beladen“, sagt Wunning. „Diese Kombination verschafft uns neben der bereits bekanntgegebenen signifikanten Erweiterung unserer Produkt- und Anlagenkapazitäten die Möglichkeit zur Erweiterung der Produktpalette für den Tage- und Untertagebau, die von Caterpillar und dem Händlernetz angeboten werden.“

Einer der Hauptgründe für das Geschäft ist die Einschätzung von Caterpillar, dass ab 2015 etwa 400 Millionen US-Dollar an jährlichen Synergieeffekten aus der vereinten Kapitalkraft und den sich ergänzenden Produktangeboten der Bergbaumaschinengeschäfte entstehen werden.

Zu den Synergieeffekten durch die Übernahme gehören:

•	die führenden Vertriebs- und Kundendienstressourcen der Caterpillar-Händler und ein breites Angebot (alles aus einer Hand) für globale Bergbaukunden.

•	die Produkte und Leistungen von Caterpillar Remanufacturing (Wiederaufbereitung) für Bucyrus-Maschinen.

•	die Caterpillar-Motoren und Komponenten zur Verbesserung der Leistung und Reduzierung der Unterhalts- und Betriebskosten für Bucyrus-Maschinen.

•	weitere Größen- und Kostenvorteile in Bereichen wie Beschaffung und Technik.

•	der Einsatz von Best Practices in der Fertigung durch das Caterpillar-Produktionssystem.

Berater:

J.P. Morgan Securities LLC fungierte als ausschließlicher Finanzberater für Caterpillar und stellte die Finanzierung der Transaktion bereit. Mayer Brown LLP, Sidley Austin LLP und Howrey LLP handelten als Rechtsberater für Caterpillar.

Deutsche Bank Securities Inc. und UBS Investment Bank handelten als Finanzberater für Bucyrus. Sullivan & Cromwell LLP und Arnold & Porter LLP agierten als Rechtsberater für Bucyrus.

Über Caterpillar:

Seit mehr als 85 Jahren ermöglicht Caterpillar Inc. Fortschritt und treibt positiven und nachhaltigen Wandel auf allen Kontinenten voran. Mit einem Umsatz in Höhe von 32,396 Mrd. US-Dollar im Jahr 2009 ist Caterpillar weltweit der führende Hersteller von Bau- und Untertagebaumaschinen, Diesel- und Erdgasmotoren sowie Industriegasturbinen und dieselelektrischen Lokomotiven. Mit Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services und Progress Rail Services ist das Unternehmen auch ein führender Dienstleister. Weitere Informationen finden sich unter http://www.cat.com.

Über Bucyrus International, Inc.

Bucyrus gehört zu den weltweit führenden Unternehmen für die Konstruktion und Fertigung von produktiven Gewinnungsgeräten für den über- und untertägigen Bergbau. Tagebaumaschinen werden zum Abbau von Kohle, Kupfer, Eisenerz, Ölsanden und anderen Rohstoffen eingesetzt. Untertagebaumaschinen werden hauptsächlich für den Kohleabbau, aber auch zur Gewinnung von

Mineralien wie Kali und Tronit verwendet. Neben der reinen Fertigung der Geräte bietet Bucyrus qualitativ hochwertige Originalersatzteile und einen erstklassigen Service. Der Hauptsitz von Bucyrus befindet sich in South Milwaukee, Wisconsin, USA.

Caterpillar Forward-Looking Statements

Certain statements in this presentation relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) the possibility that the proposed transaction with Bucyrus does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals, (ii) inability to successfully integrate or achieve expected benefits, including synergies of the Bucyrus transaction (iii) economic volatility in the global economy generally and in capital and credit markets; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (v) adverse changes in the economic conditions of the industries or markets Caterpillar serves; (vi) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (vii) commodity price increases and/or limited availability of raw materials and component products, including steel; (viii) compliance costs associated with environmental laws and regulations; (ix) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (x) financial condition and credit worthiness of Cat Financial’s customers; (xi) material adverse changes in our customers’ access to liquidity and capital; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) Caterpillar’s ability to successfully implement Caterpillar Production System or other productivity initiatives; (xv) international trade and investment policies, such as import quotas, capital controls or tariffs; (xvi) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xvii) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xviii) additional tax expense or exposure; (xix) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) increased payment obligations under our pension plans; (xxii) inability to successfully integrate and realize expected benefits from acquisitions; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and financial regulation legislation; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010. These filings are available on our website at www.cat.com/sec_filings.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.